Prospectus Supplement	April 28, 2008

PUTNAM EQUITY INCOME FUND Prospectus dated March 30, 2008

The section Who oversees and manages the fund? is supplemented to reflect that the members of the Large-Cap Value Team primarily responsible for the day-to-day management of the fund’s portfolio are now Bartlett Geer (Portfolio Leader) and Noah Rumpf (Portfolio Member).

Positions held by Mr. Geer over the past five years and his fund holdings are set forth in the prospectus.

Mr. Rumpf joined the portfolio team for the fund in April, 2008. Since March 2006, he has been employed by Putnam Management as a Quantitative Analyst. Prior to 2006, he was employed by MFS Investment Management as a Quantitative Research Analyst. He owned fund shares valued at between $10,001- $50,000 as of February 29, 2008. Mr. Rumpf owned shares in all Putnam funds valued at between $50,001 - $100,000 as of February 29, 2008.

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